                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Leo Ladehoff
                                                     ----------------
                                                     Leo W. Ladehoff

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Don R. Graber
                                                     -----------------
                                                     Don R. Graber

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Walter E. Blankley
                                                     ----------------------
                                                     Walter E. Blankley

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Bernard G. Rethore
                                                     ----------------------
                                                     Bernard G. Rethore

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ William G. Roth
                                                     -------------------
                                                     William G. Roth

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ R. William Van Sant
                                                     -----------------------
                                                     R. William Van Sant

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Byron O. Pond
                                                     -----------------
                                                     Byron O. Pond

                                POWER OF ATTORNEY

       WHEREAS, Amcast Industrial Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2003;

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Joseph R. Grewe and Francis J. Drew, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place, and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2003, (including an amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 7/th/ day of November, 2003.

                                                     /s/ Peter H. Forster
                                                     --------------------
                                                     Peter H. Forster